UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2011

MEDIA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53214	26-1703958
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

2360 Corporate Circle, Suite 425, Henderson, Nevada 89703 (Address of principal executive offices)
(858) 436-3350
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Effective October 1, 2011, (“Media Technologies” or the “Company”) entered into an Amended and Restated Lock-Up Agreement with The MDW and GRW 2000 Irrevocable Trust amending that certain Lock-Up Agreement entered into by the parties on July 28, 2011.  Pursuant to the terms of the Amended and Restated Lock-Up Agreement, the Lock-Up period was extended from July 28, 2012 to September 30, 2012.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Lock-Up Agreement, a copy of which is filed as Exhibit 10.01 to this current report on Form 8-K (this “Report”) and the information contained therein is incorporated herein by reference.

Also effective October 1, 2011, (“Media Technologies” or the “Company”) entered into a First Amendment to Indemnification Agreement with The MDW and GRW 2000 Irrevocable Trust and The Shawn Wayne 2000 Irrevocable Trust (the “Indemnifying Shareholders”), amending that certain Indemnification Agreement entered into by the parties on July 28, 2011.  Pursuant to the terms of the First Amendment to Indemnification Agreement, The MDW and GRW 2000 Irrevocable Trust will contribute an additional 672,050 post-merger shares of the Company which will be subject to the Indemnification Agreement, and the Company consented to the transfer of certain shares which are subject to the Indemnification Agreement, by the Indemnifying Shareholders to various parties in satisfaction of alleged claims by such parties against the Company’s subsidiary, Our World Live Inc., the Company and the Indemnifying Shareholders.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Amendment to Indemnification Agreement, a copy of which is filed as Exhibit 10.02 to this current report on Form 8-K (this “Report”) and the information contained therein is incorporated herein by reference.

Effective as of October 1, 2011, the Company’s wholly-owned subsidiary, Our World Live, Inc., entered into Note Modification Agreements with nine (9) Convertible Note Holders which notes have an aggregate unpaid principal balance of $630,000, to (i) extend the maturity date of the Note to that date which is the later of (x) six (6) months from the Original Maturity Date, or (y) June 30, 2012, and  (ii) amend Section 2(a) of the Notes regarding the Conversion by Holder to provide that the Note is not convertible by Lender until after June 30, 2010.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Form of the Note Modification Amendment, a copy of which is filed as Exhibit 10.03 to this current report on Form 8-K (this “Report”) and the information contained therein is incorporated herein by reference.

Effective as of October 1, 2011, the Company and the Company’s wholly-owned subsidiary, Our World Live, Inc., entered into Amended and Restated Convertible Promissory Notes with eleven (11) Convertible Note Holder which notes have an aggregate unpaid principal balance of $960,000, to provide that (i) that Company is a co-borrower under the Note, (ii) that the Note is convertible into shares of Company’s common stock, (iii) that maturity date of the Note is extended to June 30, 2012, and (iv) to reflect that the Note is not convertible by the Holder until after June 30, 2012.

The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Form of the Amended and Restated Note, a copy of which is filed as Exhibit 10.04 to this current report on Form 8-K (this “Report”) and the information contained therein is incorporated herein by reference.

As of the date of this Current Report there are eleven (11) Convertible Note Holders which notes have an aggregate unpaid principal balance of $545,000, who have not entered into a Note Modification Agreement or Amended and Restated Convertible Promissory Note.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 11, 2011, Michael Williams, who serves as the President and CEO, and a Director of the Company’s wholly-owned subsidiary, Our World Live, Inc., resigned as a director of the Company in order to focus his full attention on the business of Our World Live.  There were no disagreements between Mr. Williams and the Company or any officer or director of the Company which led to Mr. Williams resignation.

Item 9.01 – Financial Statements and Exhibits

(d)      Exhibits

Exhibit
Number	Description of Exhibit
10.01	Amended and Restated Lock-Up Agreement.
10.02	First Amendment to Indemnification Agreement.
10.03	Form of Note Modification Agreement.
10.04	Form of Amended and Restated Convertible Note

___________________________

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Media Technologies hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Media Technologies, Inc.

Dated: October 28, 2011

/s/ Bryant D. Cragun

By: Bryant D. Cragun

Its:  President

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
10.01	Amended and Restated Lock-Up Agreement.
10.02	First Amendment to Indemnification Agreement.
10.03	Form of Note Modification Agreement.
10.04	Form of Amended and Restated Convertible Note